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                                                                  EXHIBIT 10.3



                                        PARENT GUARANTEE AGREEMENT dated as of
                                  September 17, 1996, between PSF HOLDINGS,
                                  L.L.C., a Delaware limited liability company
                                  (the "Guarantor") and MORGAN STANLEY GROUP
                                  INC., as Initial Purchaser (the "Initial
                                  Purchaser") for its benefit and the benefit of the other Purchasers and holders of Notes (as defined in the Note Purchase Agreement referred to below).


                 Reference is made to the Note Purchase Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among the Guarantor, Premium Standard Farms, Inc., a Delaware corporation and a wholly owned subsidiary of the Guarantor (the "Company"), and the Initial Purchaser. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

                 The Purchasers have agreed to purchase Notes from the Company pursuant to, and upon the terms and subject to the conditions specified in, the Note Purchase Agreement. The Guarantor owns all the Capital Stock of the Company and will derive substantial benefit from the purchase of the Notes by the Purchasers. The obligations of the Purchasers to purchase Notes are conditioned upon, among other things, the execution and delivery by the Guarantor of a Parent Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Purchasers to purchase Notes, the Guarantor is willing to execute this Agreement.

                 Accordingly, the parties hereto agree as follows:

                 SECTION 1. Guarantee. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the full and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes issued by the Company pursuant to the Note Purchase Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Obligors to the Purchasers and holders of Notes under the Note Purchase Agreement and the other Note Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Obligors under or pursuant to the Note Purchase Agreement and the other Note Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.
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                 SECTION 2.  Obligations Not Waived.  To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Company of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of any Purchaser or holder of Notes to assert any claim or demand or to enforce or exercise any right or remedy against the Company or any other guarantor of the Obligations under the provisions of the Note Purchase Agreement, any other Note Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Note Document, any Guarantee or any other agreement, including with respect to any other guarantor of the Obligations, (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of any Purchaser or holder of Notes (d) any invalidity or unenforceability relating to or against the Company for any reason of the Note Purchase Agreement, any Note Documents or any Note, or any law purporting to prohibit payment by the Company of the principal of or interest on any Note or
(e) any change in the corporate existence, structure or ownership of the Company, or any subsequent insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets.

                 SECTION 3. Security. The Guarantor authorizes each of the Purchasers or holders of Notes to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other Obligors.

                 SECTION 4. Guarantee of Payment. The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Initial Purchaser or any other Purchaser or holder of Notes to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Initial Purchaser or any other Purchaser or holder of Notes in favor of the Company or any other person.

                 SECTION 5. No Discharge or Diminishment of Guarantee. The Obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the Obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Initial Purchaser or any other Purchaser or holder of Notes to assert any claim or demand or to enforce any remedy under the Note Purchase Agreement, any other Note Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).





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                 SECTION 6.  Defenses of Company Waived.  To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Company or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company, other than the final payment in full in cash of the Obligations. The Initial Purchaser and the other Purchasers and holders of Notes may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other guarantor or exercise any other right or remedy available to them against the Company or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been fully and finally paid in cash. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Company or any other guarantor, as the case may be, or any security.

                 SECTION 7. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Initial Purchaser or any other Purchaser or holder of Notes has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company or any other Obligor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Purchasers and holders of Notes, in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to any Purchaser or holder of Notes as provided above, all rights of the Guarantor against the Company arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Company, such amount shall be held in trust for the benefit of the Purchasers or holders of Notes and shall forthwith be paid to the Purchasers and holders of the Notes to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Note Documents.

                 SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Purchasers or holders of Notes will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

                 SECTION 9. Termination. The Guarantee made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Purchasers have no further commitment to purchase Notes under the Note Purchase Agreement, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any





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Obligation is rescinded or must otherwise be restored by any Purchaser or holder of Notes or the Guarantor upon the bankruptcy or reorganization of the Company, the Guarantor or otherwise.

                 SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Initial Purchaser and a counterpart hereof shall have been executed on behalf of the Initial Purchaser, and thereafter shall be binding upon the Guarantor and the Initial Purchaser and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Initial Purchaser and the other Purchasers and holders of Notes, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

                 SECTION 11. Waivers; Amendment. (a) No failure or delay of any Purchaser or holder of Notes in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Initial Purchaser hereunder and of the other Purchasers and holders of Notes under the other Note Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Majority Holders (except as otherwise provided in the Note Purchase Agreement).

                 SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Note Purchase Agreement.

                 SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Note Document shall be considered to have been relied upon by the Initial Purchaser and the other Purchasers and holders of Notes and shall survive the purchase by the Purchasers of the





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Notes regardless of any investigation made by the Purchasers and holders of
Notes or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any other fee or amount payable under this Agreement or any other Note Document is outstanding and unpaid.

                 SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.






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                 IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


                                        PSF HOLDINGS, L.L.C., as Guarantor,

                                          by

                                             /s/ W.R. Patterson
                                             ----------------------------
                                             Name:
                                             Title:


                                        MORGAN STANLEY GROUP INC., as
                                        Initial Purchaser

                                          by
                                             /s/ Philip N. Duff
                                             ----------------------------
                                             Name: Philip N. Duff
                                             Title: Chief Financial Officer